Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Managed Municipal ETF

First Trust Long/Short Equity ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust RiverFront Dynamic Europe ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust California Municipal High Income ETF

First Trust Municipal High Income ETF

First Trust Short Duration Managed Municipal ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust New York Municipal High Income ETF

(each, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

OCTOBER 6, 2022

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, First Trust Advisors L.P.’s (“First Trust”) use of the ISS Proxy Voting Guidelines is not intended to constrain First Trust’s consideration of any proxy proposal, and there are times when First Trust deviates from the ISS Proxy Voting Guidelines. This includes when required by Rule 12d1-4 agreements between a Fund and certain acquired funds, if applicable. Generally, First Trust will not rely on ISS Proxy Voting Guidelines to withhold votes or vote against directors solely based on quota criteria or the exclusion of certain climate-related disclosures, which may or may not relate to the company’s core business or may not materially impact shareholder value. First Trust will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value. First Trust retains final authority and fiduciary responsibility for proxy voting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE